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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                October 30, 2006

AEGIS ASSET BACKED SECURITIES CORPORATION (as Depositor under the Indenture dated as of October 1, 2006, providing for the issuance of Aegis Asset Backed Securities Trust 2006-1, Mortgage Backed Notes)

                    Aegis Asset Backed Securities Corporation
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                     333-129478                 43-1964014
(State or Other Jurisdiction           (Commission             (I.R.S. Employer
      Of Incorporation)               File Number)           Identification No.)

3250 Briarpark, Suite 400, Houston, Texas                                77042
 (Address of Principal Executive Offices)                             (Zip Code)

        Registrant's telephone number, including area code: 800-991-5625

                                    No Change
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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     Item 8.01. Other Events

     The Registrant registered offerings of Mortgage Backed Notes, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-129478) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $510,562,000 in aggregate principal amount of Class A1, Class A2, Class A3, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9 and Class M10 of Aegis Asset Backed Securities Trust 2006-1 Mortgage Backed Notes on October 30, 2006. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated October 20, 2006, as supplemented by the Prospectus Supplement dated October 24, 2006 (collectively, the "Prospectus"), to file a copy of the Trust Agreement, the Transfer and Servicing Agreement and the Indenture (each as defined below) and other operative agreements executed in connection with the issuance of the Notes and the Ownership Certificates, forms of which were filed as exhibits to the Registration Statement.

     The Ownership Certificates were issued pursuant to a trust agreement (the "Trust Agreement") dated as of October 1, 2006, among Aegis Asset Backed Securities Corporation, as depositor (the "Depositor"), Wilmington Trust Company, as owner trustee (the "Owner Trustee"), and Wells Fargo Bank, N.A., as administrator (the "Administrator"). The Notes were issued pursuant to an indenture (the "Indenture") dated as of October 1, 2006, among Aegis Asset Backed Securities Trust 2006-1, as issuer (the "Issuer" or the "Trust"), the Administrator and Deutsche Bank National Trust Company, as indenture trustee (the "Indenture Trustee"). The Trust Agreement is attached hereto as Exhibit
4.1. The Indenture is attached hereto as Exhibit 4.2.

     The Notes are secured by the assets of a trust estate (the "Trust Estate") that consists primarily of a pool of certain first and second lien, fixed and adjustable rate, fully amortizing and balloon, residential mortgage loans and related notes and mortgages (the "Mortgage Loans") with an aggregate outstanding principal balance of $525,000,409.15 as of October 1, 2006, together with certain other assets.

     On October 30, 2006, the following securities were sold by the Registrant in private placements in reliance on Section 4(2) of the Securities Act of 1933:

        CLASS            INITIAL PRINCIPAL BALANCE
----------------------   -------------------------
       Class N                  $17,500,000
Ownership Certificates              $0

The net proceeds from the sale of these Notes were applied by the Registrant toward the purchase of the Mortgage Loans constituting the pool assets.

     The Mortgage Loans were sold by Aegis REIT Corporation (the "Seller") to the Depositor pursuant to the terms of a Sale agreement dated as of October 1, 2006 (the "Sale Agreement"), a copy of which is attached here to as Exhibit 99.1, and were simultaneously sold
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by the Depositor to the Trust pursuant to the terms of a transfer and servicing agreement dated as of October 1, 2006 (the "Transfer and Servicing Agreement"), among the Issuer, the Depositor, the Seller, Wells Fargo Bank, N.A., as Master Servicer and Administrator, Ocwen Loan Servicing, LLC, as Servicer and the Indenture Trustee, as indenture trustee and custodian. A copy of the Transfer and Servicing Agreement is attached hereto as Exhibit 99.2.

     Item 9.01. Financial Statements and Exhibits

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

     (c)  Exhibits:

          4.1 Trust Agreement dated as of October 1, 2006, among Aegis Asset Backed Securities Corporation, as Depositor, Wilmington Trust Company, as Owner Trustee, and Wells Fargo Bank, N.A., as Administrator.

          4.2 Indenture dated as of October 1, 2006, among Aegis Asset Backed Securities Trust 2006-1, as Issuer, Wells Fargo Bank, N.A., as Administrator, and Deutsche Bank National Trust Company, as Indenture Trustee.

          99.1 Sale Agreement dated as of October 1, 2006, among Aegis REIT Corporation, as Seller, and Aegis Asset Backed Securities Corporation, as Depositor

          99.2 Transfer and Servicing Agreement dated as of October 1, 2006, among Aegis Asset Backed Securities Trust 2006-1, as Issuer, Aegis Asset Backed Securities Corporation, as Depositor, Aegis REIT Corporation, as Seller, Wells Fargo Bank, N.A., as Master Servicer and Administrator, Ocwen Loan Servicing, LLC, as Servicer and Deutsche Bank National Trust Company, as Indenture Trustee and as Custodian.

          99.3 Administration Agreement dated as of October 1, 2006, among Aegis Asset Backed Securities Trust 2006-1, as Issuer, Wells Fargo Bank, N.A., as Administrator, Wilmington Trust Company, as Owner Trustee, Deutsche Bank National Trust Company, as Indenture Trustee, and Aegis Asset Backed Securities Corporation, as Depositor.

          99.4 Swap Agreement and Cap Agreement, each dated as of October 30, 2006 (including schedules and trade confirms and ISDA Master Agreement by reference), each between Bear Stearns Financial Products Inc. and Aegis Asset Backed Securities Trust 2006-1.
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          99.5 Subservicing Agreement dated as of October 1, 2006, by and between Ocwen Loan Servicing, LLC, as Servicer, and Aegis Mortgage Corporation, as Subservicer.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AEGIS ASSET BACKED SECURITIES CORPORATION


                                       By: /s/ Pat Walden
                                           -------------------------------------
                                           Name: Pat Walden
                                           Title: President

Dated: October 30, 2006
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                                  EXHIBIT INDEX

Exhibit No.                        Description
-----------                        -----------
4.1 Trust Agreement dated as of October 1, 2006, among Aegis Asset Backed Securities Corporation, as Depositor, Wilmington Trust Company, as Owner Trustee, and Wells Fargo Bank, N.A., as Administrator.

4.2 Indenture dated as of October 1, 2006, among Aegis Asset Backed Securities Trust 2006-1, as Issuer, Wells Fargo Bank, N.A., as Administrator, and Deutsche Bank National Trust Company, as Indenture Trustee.

99.1 Sale Agreement dated as of October 1, 2006, among Aegis REIT Corporation, as Seller, and Aegis Asset Backed Securities Corporation, as Depositor

99.2 Transfer and Servicing Agreement dated as of October 1, 2006, among Aegis Asset Backed Securities Trust 2006-1, as Issuer, Aegis Asset Backed Securities Corporation, as Depositor, Aegis REIT Corporation, as Seller, Wells Fargo Bank, N.A., as Master Servicer and Administrator, Ocwen Loan Servicing, LLC, as Servicer and Deutsche Bank National Trust Company, as Indenture Trustee and as Custodian.

99.3 Administration Agreement dated as of October 1, 2006, among Aegis Asset Backed Securities Trust 2006-1, as Issuer, Wells Fargo Bank, N.A., as Administrator, Wilmington Trust Company, as Owner Trustee, Deutsche Bank National Trust Company, as Indenture Trustee, and Aegis Asset Backed Securities Corporation, as Depositor.

99.4 Swap Agreement and Cap Agreement, each dated as of October 30, 2006 (including schedules and trade confirms and ISDA Master Agreement by reference), each between Bear Stearns Financial Products Inc. and Aegis Asset Backed Securities Trust 2006-1.

99.5 Subservicing Agreement dated as of October 1, 2006, by and between Ocwen Loan Servicing, LLC, as Servicer, and Aegis Mortgage Corporation, as Subservicer.


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